UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement         [ ]     Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Under Rule
       14a-12


                             BRIDGE CAPITAL HOLDINGS
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)



    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

           [X]    No fee required

           [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      __________________________________________________________

                  (2) Aggregate number of securities to which transaction
                      applies:

                      __________________________________________________________

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      __________________________________________________________

                  (4) Proposed maximum aggregate value of the transaction:

                      __________________________________________________________

                  (5) Total fee paid:

                      __________________________________________________________

           [ ]    Fee paid previously with preliminary materials:

           [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1) Amount previously paid:

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                  (2) Form, Schedule or Registration Statement No.:

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                  (3) Filing Party:

                      __________________________________________________________

                  (4) Date Filed:

                      __________________________________________________________

                            BRIDGE CAPITAL HOLDINGS

                              55 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113



April 15, 2005


Dear Shareholder:

                  We are pleased to enclose our 2004 Annual Report, along with a Notice of our 2005 Annual Meeting and a Proxy Statement and Form of Proxy.

                  You are cordially invited to attend the 2005 Annual Meeting of Shareholders, which will be held at Lou's Village Restaurant, 1465 West San Carlos Street, San Jose, California on May 19, 2005 at 6:00 p.m.

                  The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting. This year, the shareholders are being asked to elect the Company's Board of Directors and ratify the Audit Committee's selection of independent public accountants.

                  Your continuing support of the Company and Bridge Bank is appreciated, and we hope you will attend the Annual Meeting. Whether or not you are personally present, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed Proxy. You may also vote your shares electronically through the internet at www.proxyvote.com.



                                           Sincerely,

                                           Daniel P. Myers
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            BRIDGE CAPITAL HOLDINGS

                              55 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              THURSDAY MAY 19, 2005
                                    6:00 P.M.







TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Bridge Capital Holdings (the "Company"), a California corporation, will be held at Lou's Village Restaurant, 1465 West San Carlos Street, San Jose, California 95113 at 6:00 p.m., on Thursday, May 19, 2005 for the following purposes:

          1.   To elect directors;

          2. To transact such other business, including but not limited to motions for adjournment, as may properly come before the Meeting and at any and all adjournments thereof.

         The names of the Board of Directors' nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated by reference herein.

         Section 2.7 of the bylaws of Bridge Capital Holdings provides for the nomination of directors in the following manner:

         Nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock entitled to vote for the election of directors. Nominations, other than for persons named in the notice of meeting, shall be made in writing and shall be delivered or mailed to the president of the Company by the close of business 21 days prior to any meeting of shareholders called for the election of directors, or 10 days after the date of mailing of notice of the meeting to stockholders, whichever is later. Such notification shall contain the following information to the extent known to the notifying shareholder:

o The name and address of each proposed nominee.
o The principal  occupation of each proposed nominee.
o The total number of shares of capital stock of the Company owned by each proposed nominee.
o The name and residence address of the notifying shareholder.
o The number of shares of capital stock of the Company owned by the notifying shareholder.
o The number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions.
o Whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt.
o A statement regarding the nominee's compliance with Section 2.3 of the by-laws relating to qualification of directors.

A complete copy of Sections 2.3 and 2.7 of the by-laws, relating to director nominations and qualifications of director nominees, will be made available, without charge, to any holder of common stock of the Company, by writing to Daniel P. Myers, President and Chief Executive Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113.

         Nominations not made in accordance herewith will be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspector of election may disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on March 18, 2005 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                         BY ORDER OF THE BOARD OF DIRECTORS,
                         KENNETH B. SILVEIRA, SECRETARY

SAN JOSE, CALIFORNIA
APRIL 15, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                                          MAILED TO SHAREHOLDERS
                                                      ON OR ABOUT APRIL 15, 2005

                                 PROXY STATEMENT
                                       OF
                             BRIDGE CAPITAL HOLDINGS

                              55 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 423-8500


         The enclosed Proxy is solicited by, and on behalf of, the Board of Directors of Bridge Capital Holdings (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held at Lou's Village Restaurant, 1465 West San Carlos Street, San Jose, California 95113 at 6:00 p.m., on Thursday, May 19, 2005 (the "Meeting"). Only shareholders of record on March 18, 2005 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 6,146,447 shares of common stock (the "Common Stock").

         A majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Meeting.

         The proxy also confers discretionary authority to vote the shares represented thereby on any matter of which the Company did not have notice by February 27, 2005 which may properly be presented for action at the Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Meeting and election of any substitute for a nominee who is unable to serve or for good cause will not serve.

         Holders of common stock are entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The ten (10) candidates receiving the highest number of votes will be elected.

         Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate(s) name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

         The proxies do not, at this time, intend to cumulate votes pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case the proxies may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

         Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent public accountants requires the affirmative vote of a majority of all shares represented and voted at the Meeting. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend it prior to its exercise. It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Company. Such Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person. Unless otherwise instructed by the shareholder, each valid, returned Proxy which is not revoked will be voted "FOR" the nominees of the Board of Directors in the election of directors, "FOR" Proposal No. 2, as described in this Proxy Statement, and at the proxy holders' discretion on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).


         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock at the Company's expense. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


PRINCIPAL SHAREHOLDERS AND CHANGE OF CONTROL


         Management is not aware of any change of control of the Company during the period beginning January 1, 2004 through the present. Management is not aware of any arrangement, which, at a subsequent date, may result in a change of control of the Company. To the Company's knowledge, as of March 18, 2005 no person owns 5% or more of the outstanding shares of the Company's common stock.


SHARE OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of March 18, 2005 as to common shares beneficially owned by the nominees named under this proposal and each executive officer named in the Summary Compensation Table elsewhere herein, as well as all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals.


                                                                                     Amount And
              Name Of                                                                Nature Of       Percent
Title of     Beneficial                                                              Beneficial        Of
Class          Owner                Relationship To Company                  Age     Ownership        Class
____________________________________________________________________________________________________________

Common     Timothy W. Boothe        Executive Vice President and Chief
                                    Loan Officer of the Bank.                 39        64,400 (1)     0.95%

Common     Richard M. Brenner       Director of the Company and the Bank      56       157,217 (2)     2.32%

Common     L. Owen Brown            Director of the Company and the Bank      63             -

Common     David V. Campbell        Director of the Company and the Bank      61        83,867 (3)     1.24%

Common     David K. Chui            Director of the Company and the Bank      60        96,174 (4)     1.42%

Common     Robert P. Gionfriddo     Director of the Company and the Bank;
                                    Executive Vice President of the Bank      59       109,300 (5)     1.61%

Common     Allan C. Kramer,M.D.     Director and Chairman of the
                                    Company and the Bank                      68       287,300 (6)     4.23%

Common     Robert Latta             Director of the Company and the Bank      51         8,250 (7)     0.12%

Common     Daniel P. Myers          Director, President and Chief Executive
                                    Officer of the Company and the Bank       44       211,000 (8)     3.11%

Common     Thomas M. Quigg          Director of the Company and the Bank      60        31,730 (9)     0.47%

Common     Thomas A. Sa             Executive Vice President and Chief
                                    Financial Officer of the Company and
                                    the Bank                                  43        63,100 (10)    0.93%

Common     Kenneth B. Silveira      Executive Vice President and
                                    Corporate Secretary of the Company
                                    and the Bank; Chief Technical Officer
                                    of the Bank                               60        50,900 (11)    0.75%

Common     Barry Turkus             Director of the Company and the Bank      58       167,667 (12)    2.47%
                                                                                     _________
All Directors and Executive Officers as a Group (13 persons)                         1,330,905 (13)   19.62%


(1) Includes 52,000 shares of common stock subject to stock options exercisable within 60 days.

(2) Includes 53,775 shares as Trustee for the Brenner Family Revocable Trust dated 4/25/94 and 68,192 shares of common stock subject to stock options exercisable within 60 days.

(3) Includes 51,667 shares of common stock subject to stock options exercisable within 60 days.

(4) Includes 16,667 shares of common stock subject to stock options exercisable within 60 days.

(5)  Includes  14,  500  shares  of  common  stock   subject  to  stock  options
     exercisable within 60 days.




(6) Includes 125,400 as Trustee of the Kramer Family Trust; 35,000 shares as Trustee of the Kramer Group Retirement Plan and 126,500 shares of common stock subject to stock options exercisable within 60 days.

(7) Includes 8,250 shares of common stock subject to stock options exercisable within 60 days.

(8) Includes 1,000 shares held as custodian for minor children and 172,500 shares of common stock subject to stock options exercisable within 60 days.

(9) Includes 13,063 as Trustee of the Quigg 1999 Revocable Trust and 15,216 shares of common stock subject to stock options exercisable within 60 days.

(10) Includes 49,500 shares of common stock subject to stock options exercisable within 60 days.

(11) Includes 44,500 shares of common stock subject to stock options exercisable within 60 days.

(12) Includes 16,000 shares held as custodian for minor children and 25,417 shares of common stock subject to stock options exercisable within 60 days.

(13) Includes   638,407   shares  of  common  stock  subject  to  stock  options
     exercisable within 60 days.



         The bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is summarized in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith will be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

NOMINEES


         The By-laws of the Company authorize not less than six (6) or more than eleven (11) directors with the exact number within that range to be fixed by resolution of the Board of Directors or the shareholders. The number of directors of the Company has been fixed at ten (10).

         All proxies will be voted for the election of the following ten nominees recommended by the Board of Directors, each of whom is a current director, unless authority to vote for the election of directors is withheld:

                  Richard M. Brenner                 Allan C. Kramer, M.D.
                  Lawrence Owen Brown                Robert P. Latta
                  David V. Campbell                  Daniel P. Myers
                  David K. Chui                      Thomas M. Quigg
                  Robert P. Gionfriddo               Barry A. Turkus

         If any nominee's name is lined out on the accompanying proxy card, the shares represented by that proxy will not be voted for election of such nominee. If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

INFORMATION  CONCERNING  NOMINEES  FOR DIRECTOR  AND  EXECUTIVE  OFFICERS OF THE
COMPANY

         Set forth below is certain information with respect to those persons nominated by the Board of Directors for election as directors and for each executive officer of the Company, including each nominee's and executive officer's principal occupation for the past five years. There is no family relationship between any director, nominee or executive officer. Except as described below, no director of the Company holds a directorship in any company (other than the Company) with a class of securities registered pursuant to section  12 of the  Securities  Exchange  Act of 1934,  as amended or subject to
Section 15(d) of the Act. No director or executive officer has been during the past five years, or is, involved in any legal proceedings material to an evaluation of the ability or integrity of such director. No significant business or personal relationships exist between any director and the Company or its management, except for the business relationships noted under "EXECUTIVE COMPENSATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". No relationship with affiliates and others exists, except for the business relationships noted in the immediately preceding sentence. Management is not aware of any arrangement or understanding between the nominees and any other person pursuant to which the nominee was or is to be selected as a director or nominee.

         TIMOTHY W. BOOTHE has been the Executive Vice President and Chief Loan Officer of the Bank since inception in 2001. From 1996 to 2001, Mr. Boothe was a Senior Vice President and Commercial Team Leader with Heritage Bank of Commerce in San Jose.

         RICHARD M. BRENNER has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Brenner is President, Chief Executive Officer and majority owner of The Brenner Group, Inc., an interim management and financial advisory services consulting firm headquartered in Cupertino, California.

         LAWRENCE OWEN BROWN, retired, has been a director of the Company and the Bank since 2004. From 1995 to 2002, Mr. Brown was a Managing Partner of the venture capital firm Technology, Strategy and Alliances of Menlo Park.

         DAVID V. CAMPBELL has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Campbell is a principal of Costella Kirsch, Inc., a venture capital and leasing company headquartered in Menlo Park, California. Costella Kirsch, Inc. provides equipment and software financing to early-stage technology or medical-related companies primarily in the Silicon Valley.

         DAVID K. CHUI has been a director of the Company since its inception in 2004 and the Bank since 2001. Mr. Chui is also the Chief Executive Officer and President of San Jose-based Pan-Cal, a real estate investment and development firm specializing in residential subdivisions, custom homes and commercial real estate projects throughout the San Francisco Bay region.

         ROBERT P. GIONFRIDDO has been a director of the Company and the Bank since 2004. In addition, Mr. Gionfriddo has been Executive Vice President and President of the Specialty Markets division of the Bank since 2001. Prior to joining Bridge Bank, Mr. Gionfriddo was Vice Chairman of the Board and Executive Vice President of Heritage Bank of Commerce in San Jose, California.

         ALLAN C. KRAMER, M.D. serves as Chairman of the Boards of the Company and the Bank. Dr. Kramer has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Dr. Kramer is currently an investment adviser for a partnership dealing with public, private and angel investments. In addition, Dr. Kramer is President and Chief Executive Officer of KAM, Inc., a Los Altos-based asset management company. Dr. Kramer practiced medicine in the Bay Area from 1968 through 2000.

         ROBERT P. LATTA has been a director of the Company and the Bank since 2004. Mr. Latta is a partner at Wilson Sonsini Goodrich & Rosati, one of the nation's leading technology and growth business law firms.

         DANIEL P. MYERS has been a director, President, and Chief Executive Officer of the Company since its inception in 2004 and has held the same positions with the Bank since its inception in 2001. Until June 2000, Mr. Myers was the Chief Operating Officer of Heritage Bank of Commerce in San Jose. Prior to accepting the position of Chief Operating Officer in July 1999, Mr. Myers was the Executive Vice President and Senior Loan Officer at Heritage Bank of Commerce.

         THOMAS M. QUIGG has been a director of the Company since its inception in 2004 and a director of the Bank since 2001. Mr. Quigg most recently was Chairman, President, and CEO of Federal Savings Bank, a subsidiary of Bank of America. There, he was responsible for and managed all day-to-day operations. Under his leadership from 1993 - 1999, the bank grew to over $26.9 billion in size through rapid acquisitions of a savings & loan company, a national manufactured housing business, and three regional mortgage banking companies.

         THOMAS A. SA has been the Executive Vice President and Chief Financial Officer of the Company since its inception in 2004 and has held the same positions with the Bank since its inception in 2001. From 1999 to 2001 prior to joining the Bank, Mr. Sa was Chief Financial Officer of Mediagate, Inc., a development stage, San Jose-based provider of integrated software and hardware solutions for universal communications.

         KENNETH B. SILVEIRA, has been the Executive Vice President and Secretary of the Company since its inception in 2004. In addition, he has served as Executive Vice President and Chief Technology Officer of the Bank since its inception in 2001. From 1993 to 2000, Mr. Silveira was an Executive Vice President and founding officer of Heritage Commerce Corp in San Jose.

         BARRY A. TURKUS has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Turkus is a principal of the commercial real estate firm of BT Commercial.


                              CORPORATE GOVERNANCE


COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has standing Audit Committee, Asset Liability Management, Loan, and Compensation Committees. The total number of meetings of the Board of Directors (including regularly scheduled and special meetings) held during 2004 was eighty-one (81). Each incumbent director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period that he or she served, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period that he or she served.

AUDIT COMMITTEE

         The Audit Committee of the Company's Board of Directors (the "Audit Committee") which consists of Directors Richard M. Brenner as Chair, David K. Chui, Allan C. Kramer, M.D., Robert P. Latta, and Thomas M. Quigg held six (6) meetings in 2004. The functions of the Audit Committee are to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, to appoint (subject to shareholder ratification) and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

INDEPENDENCE

         Each member of the Audit Committee is independent under the rules of Nasdaq governing the independence of directors and the independence of audit committee members, including the "audit committee financial expert" discussed below.

                  AUDIT COMMITTEE FINANCIAL EXPERT. The board has determined that Mr. Richard M. Brenner has:

         (i) an understanding of generally accepted accounting principles and financial statements;

         (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

         (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

         (iv) an understanding of internal control over financial reporting; and

         (v) an understanding of audit committee functions.

         Therefore, the board has determined that Mr. Brenner meets the definition of "audit committee financial expert" under the rules of the SEC and is "financially sophisticated" under Nasdaq rules.

         Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under
Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

         PRE APPROVAL POLICIES. The Audit Committee has not approved a policy of pre-approving non-audit services. All non-audit services must be brought before the Audit Committee for approval.

REPORT OF AUDIT COMMITTEE

         The Audit Committee of the Bridge Capital Holdings Board of Directors (the "Audit Committee") is composed of five (5) independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Richard M. Brenner, Chair, David K. Chui, Allan C. Kramer, M.D., Robert P. Latta and Thomas M. Quigg. The Audit Committee selects the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP. Management represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2004 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         PricewaterhouseCoopers LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PricewaterhouseCoopers LLP that firm's independence. We have considered whether the provision of services by PricewaterhouseCoopers LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company's 10-Q for the quarters ended March 31, June 30 and September 30, 2004, is compatible with maintaining PricewaterhouseCoopers LLP's independence.

         Based  on  the  Audit   Committee's   discussion  with  management  and
PricewaterhouseCoopers LLP and the Audit Committee's review of the representation of management and the report of PricewaterhouseCoopers LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities Exchange Commission.

         Respectfully submitted by the Audit Committee,

         Richard M. Brenner (Chair), David K. Chui, Allan C. Kramer, M.D., Robert P. Latta and Thomas M. Quigg


ASSET LIABILITY MANAGEMENT COMMITTEE

         The Asset Liability Management Committee (ALCO) is composed of Barry A. Turkus as Chair, Lawrence Owen Brown, David V. Campbell, Robert P. Gionfriddo, Allan C. Kramer, M.D., Daniel P. Myers, and Thomas M. Quigg. The ALCO monitors the Company's financial reports and statements, and oversees the Company's financial policies and strategy. The ALCO met eleven (11) times in 2004.

LOAN COMMITTEE

         The Loan Committee is composed of David C. Campbell as Chair, David K. Chui, Daniel P. Myers, Thomas M. Quigg, and Barry A. Turkus. The functions of the Committee are to oversee credit policies, management and internal review and to approve the Company's allowance for loan losses. The Loan Committee met (46) times in 2004.

COMPENSATION COMMITTEE

         The Compensation Committee is composed of Thomas M. Quigg as Chair, Richard M. Brenner, Lawrence Owen Brown, Allan C. Kramer, M.D., and Robert P. Latta. The functions of this Committee are to oversee and monitor the Company's human resources policies and practices, to review and evaluate the salary and benefits structure of the Company and to evaluate executive management performance and fix bonus compensation for the Company's executive officers and senior management as the Committee deems appropriate. During 2004, the Compensation Committee met five (5) times.

NOMINATION OF DIRECTORS; CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

         The Company has a corporate governance and nominating committee comprised of the members of the Board who are independent under the listing standards of Nasdaq. The Board has not adopted a charter for the nominating committee, however, the Board has passed a resolution to address the nominations process and such related matters as may be required under the federal securities laws. The resolution established the requirements and qualifications for members of the board as follows:

         Nominees for director must be recommended to the Board by a majority of the directors of the Company who are independent as defined in the rules of Nasdaq.

         The Company seeks directors who are of high ethical character and have reputations, both personal and professional, which are consistent with the image and values of the Company. The independent directors of the Company review from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board.

         The Company will consider director nominees recommended by shareholders who adhere to the procedure set forth in the bylaws, which is described in the Notice of Meeting attached to this Proxy Statement.

         The Company historically has selected its directors from prominent business persons and professionals in the communities it serves. The Company has benefited from the broad contacts that our directors have in their communities, which enable them to recommend candidates for nomination as directors. The Company considers nominees of shareholders in the same manner as all other nominees.

         LAWRENCE OWEN BROWN joined the Board in November 2004. ROBERT P. GIONFRIDDO joined the Board in October 2004. Mr. Brown and Mr. Gionfriddo were each recommended for consideration by a non-management member of the Board.

         ANNUAL MEETING ATTENDANCE. All directors are expected to attend each annual meeting of the Company's shareholders, unless attendance is prevented by an emergency. All of the Company's directors who were in office at that time attended the Company's 2005 annual meeting of shareholders.

         BOARD INDEPENDENCE. Each/the following members of the Company's board of directors has been determined by the board to be independent under the rules of Nasdaq governing the independence of directors, as follows:

                  Richard M. Brenner                 Allan C. Kramer, M.D.
                  Lawrence Owen Brown                Robert P. Latta
                  David V. Campbell                  Thomas M. Quigg
                  David K. Chui                      Barry A. Turkus

Therefore, a majority of the directors are independent, as required by the rules of Nasdaq.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and executive officers to file reports with the SEC and The Nasdaq Stock Market on changes in beneficial ownership of Company stock and to provide the Company with copies of the reports. Based solely on our review of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during the 2004 fiscal year, except as follows: (1) Messrs. Boothe, Gionfriddo, Myers, Sa and Silveira each filed one late Form 4 related to stock options granted; (2) Messrs. Campbell, Kramer, Quigg and Turkus each filed one late Form 4 related to the exercise of stock options; (3) Dr. Kramer filed two late Forms 4 related to a gift of shares and a sale of shares; and (4) Mr. Brown filed a late Form 3.

         CODE OF ETHICS. The Company adopted a code of ethics governing the conduct of its directors, Chief Executive Officer, Chief Financial Officer, and Controller prior to May 4, 2004 as required by the Securities Exchange
Commission and Nasdaq. The code of ethics is available without charge upon request.

         CONTACTING THE BOARD. Shareholders may address inquiries to any of the Company's directors or the full board by writing to Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113. All such communications are sent directly to the intended recipient.

                             EXECUTIVE COMPENSATION


         The following table sets forth a summary of the compensation paid by the Company during 2002-2004 for services rendered in all capacities to Daniel
P. Myers, the President and Chief Executive Officer of the Company and to Thomas
A. Sa, Kenneth Silveira, Robert Gionfriddo and Timothy W. Boothe, the only other executive officers of the Company whose annual compensation exceeded $100,000 during 2004. (Messrs. Myers, Sa, Silveira, Gionfriddo and Boothe are sometimes collectively referred to as the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation                     Long-Term Compensation
                                       ____________________________________     ____________________________________
                                                                                         Awards              Payouts
                                                                                ________________________     _______
                                                                 Other                        Securities
  Name                                                           Annual         Restricted    Underlying                 All Other
   and                                                           Compen-          Stock       Options/        LTIP        Compen-
Principal                               Salary       Bonus       sation (1)     Awards(s)        SARs        Payouts      sation
Position                      Year       ($)          ($)        ($)               ($)           ($)           ($)          ($)
__________________________________________________________________________________________________________________________________

Daniel P. Myers               2004     $197,500     $160,000        -               -           10,000          -            -
President,                    2003     $180,000     $100,000        -               -                -          -            -
Chief Executive Officer       2002     $150,000     $ 52,500        -               -                -          -            -

Thomas A. Sa                  2004     $147,500     $ 78,000        -               -            8,000          -            -
Executive Vice President,     2003     $140,000     $ 60,000        -               -                -          -            -
Chief Financial Officer       2002     $140,000     $ 40,000        -               -                -          -            -

Robert P. Gionfriddo          2004     $161,250     $ 80,000        -               -            8,000          -            -
Executive Vice President      2003     $160,000     $ 65,000        -               -                -          -            -
Chief Business                2002     $135,000     $ 40,000        -               -           25,000          -            -
Development Officer

Kenneth B. Silveira           2004     $125,000     $ 60,000        -               -            8,000          -            -
Executive Vice President      2003     $125,000     $ 45,500        -               -                -          -            -
Chief Technology Officer      2002     $125,000     $ 30,000        -               -                -          -            -

Timothy W. Boothe             2004     $138,125     $ 76,000        -               -            8,000          -            -
Executive Vice President,     2003     $132,500     $ 60,000        -               -                -          -            -
Senior Loan Officer           2002     $120,000     $ 37,500        -               -                -          -            -


1. The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Myers, Mr. Sa, Mr. Silveira, Mr. Gionfriddo or Mr. Boothe since the value of perquisites and other personal benefits did not exceed the reporting threshold.


EMPLOYMENT AGREEMENTS

         EMPLOYMENT AGREEMENT WITH DANIEL P. MYERS

         The Company entered into an employment letter with Daniel P. Myers, President, Chief Executive Officer and Organizer Director of the Bank, effective December 1, 2000. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently approved by the Board of Directors. In addition, Mr. Myers was granted stock options as detailed in the table above. The options vest thirty-three and a third percent (33.3%) per year commencing on the first anniversary of the original grant date. The vesting schedule will accelerate in the event of a change of control of the Company. The agreement provides Mr. Myers with an automobile allowance plus fuel costs, a fitness club membership and other club memberships as may be allowed in the Board of Directors' discretion. Mr. Myers receives medical, dental, life and disability insurance. Mr. Myers also receives any other benefits paid or provided by the Company to its employees generally. In the event of termination without cause, Mr. Myers will be entitled to receive a severance payment equal to one year's base salary, plus health benefits, payable over one year. In the event of a change of control of the Company, Mr. Myers will be entitled to receive a severance payment equal to two times his annual base salary, plus health benefits.

         EMPLOYMENT AGREEMENT WITH KENNETH B. SILVEIRA

         The Company entered into an employment letter with Kenneth B. Silveira, Executive Vice President and Chief Technology Officer, effective December 1, 2000. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Silveira was granted stock options to purchase Company stock as detailed in the table above. Options vest twenty five percent (25%) per year over four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Silveira with an automobile allowance, and medical and dental insurance. Mr. Silveira also receives any other benefits paid or provided by the Company to its employees generally. Mr. Silveira's employment with the Company may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Silveira will receive six month's base salary. In the event of termination following change of control of the Company, Mr. Silveira will receive one year's base salary.

         EMPLOYMENT AGREEMENT WITH TIMOTHY W. BOOTHE

         The Company entered into an employment agreement with Timothy W. Boothe, Executive Vice President and Senior Loan Officer, effective January 2, 2001. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Boothe was granted stock options to purchase Company stock as detailed in the table above. Options vest twenty five percent (25%) per year over four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Boothe with an automobile allowance, and medical and dental insurance. Mr. Boothe also receives the use of a golf club membership owned by the Company for conducting business. Mr. Boothe also receives any other benefits paid or provided by the Company to its employees generally. Mr. Boothe's employment with the Company may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Boothe will receive six month's base salary. In the event of termination following change of control of the Company, Mr. Boothe will receive one year's base salary.

         EMPLOYMENT AGREEMENT WITH THOMAS A. SA

         The Company entered into an employment agreement with Thomas A. Sa, Executive Vice President and Chief Financial Officer, effective April 23, 2001. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Sa was granted stock options to purchase shares of Bank stock as detailed in the table above. Options vest twenty five percent (25%) per year over four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Sa with an automobile allowance, and medical and dental insurance. Mr. Sa also receives any other benefits paid or provided by the Company to its employees generally. Mr. Sa's employment with the Company may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Sa will receive six month's base salary. In the event of termination following change of control of the Company, Mr. Sa will receive one and a half year's base salary.

         EMPLOYMENT AGREEMENT WITH ROBERT P. GIONFRIDDO

         The Company entered into an employment agreement with Robert P. Gionfriddo, Executive Vice President, effective April 10, 2001. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Gionfriddo was granted stock options to purchase shares of Company stock as detailed in the table above. Options vest over a range from thirty-three and one third percent (33.3%) to twenty-five percent (25%) per year over three to four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Gionfriddo with an automobile allowance, and medical and dental insurance. Mr. Gionfriddo also receives any other benefits paid or provided by the Company to its employees generally. Mr. Gionfriddo's employment with the Bank may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Gionfriddo will receive one year's base salary. In the event of termination following change of control of the Company, Mr. Gionfriddo will receive one year's base salary.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     All Named Executive Officers participate in the Bridge Bank Supplemental Executive Retirement Plan (the "SERP"). The SERP provides Plan participants with a benefit which equals up to 60% of the participant's "final average compensation." For purposes of the SERP the term "final average compensation" means the participant's average base salary during the last three full consecutive calendars years of employment. Benefits are payable annually for 15 years.

     The following table sets forth the estimated annual benefits payable under the SERP to participants who retire at a normal retirement date (after either
(1) attaining age 65, or (2) attaining age 62 with at least 15 years of service).

           SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                     Estimated Annual Retirement Benefit
                       With Indicated Years of Service
                 ___________________________________________
  Average
Compensation        5          10          15          20+
____________________________________________________________

  $125,000       $25,000    $ 50,000    $ 75,000    $ 75,000
   150,000        30,000      60,000      90,000      90,000
   175,000        35,000      70,000     105,000     105,000
   200,000        40,000      80,000     120,000     120,000
   225,000        45,000      90,000     135,000     135,000
   250,000        50,000     100,000     150,000     150,000


The benefits are not subject to any reduction for social security or other offset.

     SERP benefits vest at the rate of 10% per year of service. At their earliest normal retirement date Messrs. Myers, Sa, Gionfriddo, Silveira and Boothe are projected to have 22, 22, 10, 9, and 26 years of service, respectively. Currently Mr. Myers has 5 years of service and Messrs. Sa, Gionfriddo, Silveira and Boothe each have 4 years of service.

COMPENSATION OF DIRECTORS

         The Company compensates directors for their service on the Board according to responsibility. Each non-employee director receives an annual retainer as follows: $24,000 for the Chairman of the Board; $18,000 for each member of the Loan Committee; $14,000 for all other members of the Board. All non-employee directors also receive $1,000 per regular board meeting attended. Committee Chairmen receive an additional retainer as follows: $5,000 for Loan and Audit committees; and $3,000 for ALCO and Compensation committees. The total compensation for the Company's Board of Directors in 2004 was $180,555.

STOCK OPTIONS

         In connection with formation of the Company as the holding company for the Bank on October 1, 2004, the Board of Directors adopted the Bank's stock option plan (the "Plan"). The Plan had been previously approved by the Bank's shareholders and registered with the Securities Exchange Commission. Under the Plan, options may be granted covering up to thirty percent (30%) of the amount of the Company's initial issuance of Common Stock. The Plan provides for the grant of options to non-employee directors, consultants and officers and qualified employees of the Company.

         All options must be granted at an exercise price of not less than 100% of the fair market value of the shares on the date of grant, with an exercise period of not longer than ten (10) years. The Plan is designed to qualify options granted thereunder to full-time salaried officers and employees as incentive stock options, if so designated by the Board of Directors or committee thereof charged with administration of the plan, within the meaning of Section 422A of the Internal Revenue Code. Non-employee directors cannot receive incentive options.

         The following table sets forth options granted to the named executive officers during 2004.


                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   Potential Realized Value at
                                                                                                   Accrued Assumed Rates of
                                                                                                   Stock Price Apreciation
                                                   Individual Grants                               for Option Term
                         _____________________________________________________________________     ___________________________
                         Number of Secu-       Percent of total
                         rities Underlying     Options/SARs
                         Options/SARs          granted to           Exercise of
                         Granted               Employees in         Base Price      Expiration
       Name              (#)                   Fiscal Year          ($/Sh)          Date              5%          10%
______________________________________________________________________________________________________________________________

Daniel P. Myers               10,000                5.16%             $12.83        2/26/2014         $80,687     $204,477

Thomas A. Sa                   8,000                4.13%             $12.83        2/26/2014         $63,550     $163,582

Robert P. Gionfriddo           8,000                4.13%             $12.83        2/26/2014         $63,550     $163,582

Kenneth B. Silveira            8,000                4.13%             $12.83        2/26/2014         $63,550     $163,582

Timothy W. Boothe              8,000                4.13%             $12.83        2/26/2014         $63,550     $163,582


         The following table sets forth the specified information concerning exercises of options during 2004 and unexercised options held as of December 31, 2004 by the named executive officers.



AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND FISCAL YEAR-END OPTION VALUES

                                                      Unexercised
                                                      Securities          Value Of
                                                      Underlying          Unexercised
                         Shares                       Options/SARs        In-the-Money
                         Acquired        Value        At FY-End (#)       At FY-End ($)
                         On Exercise     realized     Exercisable/        Exercisable/
Name                     (#)             ($)          Unexercisable       Unexercisable
___________________________________________________________________________________________

Daniel P. Myers               -0-             -0-     170,000/10,000    $1,866,600/$ 31,500

Thomas A. Sa                  -0-             -0-      27,500/20,500    $  403,125/$159,575

Robert P. Gionfriddo       10,000         $92,700      39,583/35,417    $  302,706/$254,794

Kenneth B. Silveira           -0-             -0-      33,750/19,250    $  361,950/$145,850

Timothy W. Boothe             -0-             -0-      37,500/20,500    $  411,750/$162,450



DIRECTOR OPTIONS

         The Plan also provides for options to be granted to non-employee directors of the Company. As of December 31, 2004, seven (7) non-employee directors of the Company were eligible to be granted options under the Plan. During the December 31, 2004 fiscal year, no options were granted to non-employee directors under the plan.

         The future issuance of shares pursuant to the exercise of stock options will have a dilutive effect on the stock ownership of existing shareholders. Assuming all options are exercised, directors and officers of the Company would own 20% of the Compny's outstanding common stock.


         The following chart provides information as of December 31, 2004 concerning the Company's 2001 Stock Option Plan, the Company's only equity compensation plan:


                                                                            Number of securities
                                                                            remaining available
                          Number of securities                              for future issuance
                          to be issued upon        Weighted average         under equity
                          exercise of              exercise price of        compensation plans
                          outstanding options,     outstanding options,     (excluding securities
                          warrents, and rights     warrents, and rights     reflected in column(a)
Plan Category                     (a)                     (b)                          (c)
_____________________     ____________________     ____________________     ______________________

Equity compensation
plans approved by
security holders               1,255,974                  $6.81                    503,638

Equity compensation
plans not approved by
security holders                       -                      -                          -

TOTAL                          1,255,974                  $6.81                    503,638


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


         The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. The goals of the Company's executive compensation programs are to:

     1.   Align executive compensation with shareholder interests;

     2.   Attract, retain, and motivate a highly competent executive team;

     3. Link compensation to Company, executive division, and individual performance; and

     4. Achieve a balance between incentives for short-term and long-term performance.

         The Compensation Committee reviews and approves the recommendations of the Company's President and Chief Executive Officer for all elements of executive compensation. No officer of the Company is present during discussion or deliberations of his or her own compensation. In addition to periodically reviewing executive compensation in light of Company, executive division, and individual performance, the Compensation Committee periodically compares all elements of compensation of Company executive officers with compensation for comparable positions within the community banking industry. The company engages a qualified outside compensation research firm from time to time to review market competitive compensation data and report its findings to the Compensation Committee and the Board of Directors.

         The philosophy of the Company is to provide compensation to its executive officers that is competitive to market for Companies similar in asset size, in our approximate market area, with similar focus and product offerings, and other characteristics. The Company sets base salary targets at approximately the median of market and performance measures for incentive compensation at above median of market and contingent upon achievement of Company performance targets.

         Executive officer base annual salaries are determined by review of the responsibilities of each executive officer position, objective and subjective evaluations of performance, and by comparisons to peers within the community banking industry utilizing the report of the independent compensation research firm. The general policies and guidelines described above for the compensation of executive officers also apply to the compensation for the Chief Executive Officer. Executive officer performance incentive cash compensation is contingent upon Company performance and adjusted as appropriate for executives' division and individual performance. Performance incentive compensation is awarded in amounts determined by the Compensation Committee and Board of Directors in accordance with a Performance Incentive Compensation Plan adopted annually by the Board, which relates the amount of performance incentive compensation paid to the performance of the Company, the executives' divisions, and the individuals. Under the Performance Incentive Compensation Plan, executive officers may earn between 15% and 75% of their base annual salary in performance incentive compensation. The Board of Directors annually determines, among other things, performance targets for Company asset growth, revenues, earnings, return on assets and return on equity to be used as the measurement points for decisions regarding executive officer performance incentive compensation.

         Grants under the Company's stock option plans are designed to further strengthen the linkage between shareholder return and executive compensation. Stock option grants to executive officers may be considered annually at the sole discretion of the Board under the terms and conditions of the Company's shareholder approved 2001 Stock Option Plan.

         In 2004, The Committee set the Chief Executive Officer's base salary based on a review of base salaries of comparable financial institutions as adjusted upon review of the Company's and the CEO's performance. In setting the CEO's base salary, the Committee focused particularly on the CEO's past performance in driving the Company forward towards achieving increased asset growth, improved net interest margin, net income growth, return on assets, return on equity, and operating the Bank in a safe and sound manner as determined by the Comptroller of the Currency.

         The Board of Directors determined the Chief Executive Officer's compensation for 2004 based upon the Performance Incentive Compensation Plan mentioned above.

         Respectfully submitted by the Compensation Committee,

         Thomas M. Quigg as Chair, Richard M. Brenner, Owen Brown, Allan C. Kramer and Robert Latta.


         COMPENSATION   COMMITTEE   INTERLOCKS  AND  INSIDER   PARTICIPATION  IN
         COMPENSATION DECISIONS


         There were no interlocking relationships where (a) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


CERTAIN TRANSACTIONS

         There are no existing or proposed material interests or transactions between the Company and/or any of its officers or directors outside the ordinary course of the Company's business except as indicated.

         Some of the officers and directors of the Bank borrowed a portion of the purchase price of the shares subscribed by them in the Bank's initial Stock Offering. These borrowings were obtained from one or more of the Bank's correspondent banks in accordance with applicable laws and were not conditioned upon the use of inter-bank deposits as compensating balances. Federal law prohibits the Bank from lending on the security of its own capital stock.

INDEBTEDNESS OF MANAGEMENT

         It is anticipated that the directors and officers of the Company, and their affiliates and family members, will have banking transactions with the Bank in the ordinary course of business. Any such loans and commitments to lend will be made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transaction with other persons of similar creditworthiness.




                            STOCK PERFORMANCE GRAPH


                     [STOCK PERFORMANCE GRAPH APPEARS HERE]



                                                   Period Ending
                                ____________________________________________________________
Index                           05/14/01     12/31/01     12/31/02     12/31/03     12/31/04

Bridge Capital Holdings (1)      100.00       170.00       124.00       259.80       319.60
NASDAQ Composite                 100.00        93.86        64.54        97.31       106.21
SNL Western Bank Index           100.00       101.35       110.88       150.21       170.70



(1) Includes performance of shares of common stock of the Bank prior to the formation of the Company as holding company for the Bank on October 1, 2004.



BOARD OF DIRECTORS' RECOMMENDATION AND REQUIRED VOTE


         The ten nominees receiving the highest number of votes will be elected at the Meeting, assuming a quorum representing a majority of all outstanding voting stock of the Company is present, either in person or by proxy.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

                                  ANNUAL REPORT


         The Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2004 is being mailed to shareholders simultaneously with this Proxy Statement/Prospectus.

         A COPY OF THE BANK'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 WHICH WAS FILED WITH THE SECURITIES EXCHANGE COMMISSION IS AVAILABLE FROM THE BANK WITHOUT CHARGE BY WRITING TO THOMAS A. SA, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, BRIDGE CAPITAL HOLDINGS, 55 ALMADEN BLVD., SAN JOSE, CALIFORNIA 95113.


                           ANNUAL DISCLOSURE STATEMENT


         The Bank also has prepared an Annual Disclosure Statement as required by the regulations of the FDIC. Such disclosure statement may be obtained by any shareholder by writing to or calling Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Bank, N.A., 55 Almaden Blvd., San Jose, California 95113, (408) 423-8500. The first copy requested by each shareholder will be provided free of charge.


                              SHAREHOLDER PROPOSALS


         Next year's Annual Meeting of Shareholders will be held on May 18, 2006. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2005 Annual Meeting of Shareholders is December 16, 2005. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Company's Proxy Statement, if notice of such proposal is not received by March 1, 2006, such notice will be considered untimely, and the Company's proxy holders shall have discretionary authority to vote on such proposal.


                                  OTHER MATTERS


         The Board of Directors knows of no other matters which will be brought before the Meeting but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed proxies will be voted at the Meeting.

         The Report of the Audit Committee, Compensation Committee Report on Executive Compensation, the Performance Graph, and the statement of independence of Audit Committee members referred to under "Committees of the Board of Directors--Audit Committee" are not to be considered as incorporated by reference into any other filings which the Company makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "1934 Act"). These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.


SANTA CLARA, CALIFORNIA
APRIL 15, 2004



                             BRIDGE CAPITAL HOLDINGS

                             BRIDGE CAPITAL HOLDINGS
                PROXY FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 2005


         The undersigned holder of common stock acknowledges receipt of a copy of the Notice of 2005 Annual Meeting of Shareholders of Bridge Capital Holdings and the accompanying Proxy Statement dated April 15, 2005, and revoking any Proxy heretofore given, hereby constitutes and appoints Allan C. Kramer, M.D, David V. Campbell and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Bridge Capital Holdings standing in the name of the undersigned which the undersigned could vote if personally present and acting at the 2005 Annual Meeting of Shareholders of Bridge Capital Holdings to be held at Lou's Village Restaurant, 1465 West San Carlos Street, San Jose, California on Thursday, May 19, 2005 at 6:00 P.M. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof.


         1. To elect as Directors of the Company the nominees set forth below. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of Directors.


                [ ] FOR all nominees  listed below (except as marked to the contrary below).


                [ ] WITHHOLD AUTHORITY to vote for all  nominees  listed  below.
                    INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

                    Richard M. Brenner, Lawrence Owen Brown, David V. Campbell, David K. Chui, Robert P. Gionfriddo, Allan C. Kramer, M.D., Robert P. Latta, Daniel P. Myers, Thomas M. Quigg, Barry A. Turkus


         To transact such other business, including but not limited to motions for adjournment, as may properly come before the Meeting and at any and all adjournments thereof.


         IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.








                                      SHAREHOLDER(S)               NO. OF COMMON
                                      SHARES





                                      ______________________       _____________





                                      ______________________       _____________

DATE: ___________, 2005               Please  date and  sign  exactly  as your
                                      name(s)   appear(s).   When   signing   as
                                      attorney,     executor,     administrator,
                                      trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND
                                      THIS MEETING,  PLEASE SIGN AND RETURN THIS
                                      PROXY  AS  PROMPTLY  AS  POSSIBLE  IN  THE
                                      ENCLOSED POST-PAID ENVELOPE.


                                      I/We do ____ or do not ____ expect to attend this meeting


  THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY
                       BE REVOKED PRIOR TO ITS EXERCISE.